Exhibit 99.1

PRESS RELEASE

Smartkem, Inc. and Ferrox Critical Minerals to Combine in All-Stock Merger Valuing Ferrox at $125 Million

Combination extends Smartkem's materials platform beyond electronic materials and into critical minerals creating a fully integrate electronics company

WILMINGTON, DE, [August, 3, 2026] – Smartkem, Inc. (Nasdaq: SMTK) ("Smartkem" or the "Company") today announced that it has entered into a definitive business combination agreement (the "Agreement") with Ferrox Critical Minerals ("Ferrox"), a critical minerals developer whose principal asset is the Tivani project in Limpopo Province, South Africa. “With this merger we will now have the ability to source critical minerals for Smartkem as well as provide excess material to the global market making Smartkem one of the few vertically integrated public electronics companies,” comments Terrence Duffy, incoming CEO.

Transaction terms

Ferrox shareholders will receive aggregate consideration of $125 million (reduced by the amount of the debt obligations of Ferrox to SmartKem pursuant to promissory notes issued by Ferrox and held by Smartkem), payable solely in newly issued shares of Smartkem common stock.

No cash consideration will be paid. The number of shares to be issued will be determined by reference to the volume weighted average price of Smartkem common stock over the 30 trading days ending immediately prior to closing, and is therefore not fixed at signing.

The business combination is subject to customary conditions to closing, including, without limitation, the approval of the shareholders of each of Smartkem and Ferrox.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Ferrox, the Company intends to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") to register the common stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of the Company and a prospectus of the Company (the "Proxy Statement/Prospectus"). Each of Ferrox and the Company may file with the SEC other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the definitive Proxy Statement/Prospectus will be sent to the stockholders. This is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other relevant documents that Ferrox or the Company has filed or will file with the SEC. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY AND ENTIRELY READ THE REGISTRATION STATEMENTAND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FERROX, THE COMPANY, THE PROPOSED TRANSACTION, AND RELATED MATTERS. A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other relevant documents filed by Ferrox and the Company with the SEC, may be obtained free of charge, when they become available, at the SEC's website at www.sec.gov. The information on Ferrox's or the Company's respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

SMARTKEM, INC.

3 GERMAY DRIVE

UNIT 4 #1029

WILMINGTON, DE 19804

enquiries@Smartkem.com

PRESS RELEASE

Management commentary

"We are delighted to be merging with Ferrox," said Ian Jenks, Chief Executive Officer and Chairman of Smartkem. "Smartkem is the leader in materials science, formulating and engineering materials for demanding industrial applications. This combination carries that work into critical minerals. Ferrox brings a permitted project in Limpopo Province held under a mining right for iron, titanium and vanadium, three of the inputs that steel, pigment, aerospace and energy storage supply chains are built on. Bringing those two things together under one company is an exciting prospect for everyone here."

"Tivani has been decades in the making," said Terrence Duffy, Chairman and Chief Executive Officer of Ferrox. "Exploration on this ground began in 1991 and the mining right was granted in 2013. Teams worked this geology and believed in it long before critical minerals were a headline. To be taking it forward alongside Ian and a company built on materials science is the right home for this project. There is an enormous amount of work ahead of us, and our ambition is to build a long-life, multi critical mineral business over the years ahead."

Approvals, conditions and timing

Completion of the transaction is subject to customary closing conditions, including approval by Smartkem stockholders and Ferrox shareholders, the effectiveness of a registration statement on Form S-4 to be filed by Smartkem, Nasdaq approval, the absence of any material adverse change affecting either party, and receipt of required governmental approvals. The agreement may be terminated by either party if the transaction has not completed by 31 March 2027. The transaction has been approved by the boards of directors of both Smartkem and Ferrox.

About Smartkem, Inc.

Smartkem develops and manufactures custom electronic materials designed to enable the next generation of electronics. Our advanced TRUFLEX® materials integrate into existing manufacturing processes, supporting efficient, scalable production and high-performance outcomes across a broad range of electronic applications. We combine materials science expertise with practical engineering to deliver tailored solutions for partners seeking to innovate in electronics.

For more information, visit the Smartkem website or follow on LinkedIn.

About Ferrox Critical Minerals

Ferrox Critical Minerals was incorporated in 2006 as a holding company for a portfolio of South African mineral assets. The company's strategy is focused on the development and production of titanium, iron and vanadium products from its flagship Tivani Deposit in the Limpopo Province of South Africa.

The company is incorporated in the British Virgin Islands (BVI) and operates through several South African subsidiaries, including Tivani (Pty) Limited and Tivani Projects (Pty) Limited. Its primary operating asset is the Tivani Project, in which Ferrox holds a 74% beneficial interest through its subsidiary structure.

Ferrox is fully compliant with South Africa's Broad-Based Black Economic Empowerment (B-BBEE) legislation. Red River Exploration and Mining (Pty) Limited, the project's B-BBEE partner, holds a 26% interest in the Tivani project and other joint ventures and has the option to extend its participation by acquiring neighbouring extension properties.

For more information, visit the Ferrox website.

SMARTKEM, INC.

3 GERMAY DRIVE

UNIT 4 #1029

WILMINGTON, DE 19804

enquiries@Smartkem.com

PRESS RELEASE

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, the impact that the transaction will have on the Company’s balance sheet and its ongoing cash requirements, the potential dilutive effect of the issuance of the securities in connection with the debt conversion agreement, its market position and market opportunity, expectations and plans as to its product development, manufacturing and sales, and relations with its partners and investors. These statements are not historical facts but rather are based on Smartkem, Inc.'s current expectations, estimates, and projections regarding its business, operations and other similar or related factors. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expect," "intend," "plan," "project," "believe," "estimate," and other similar or elated expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond the Company's control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Contacts

Selena Kirkwood
VP of Communications for Smartkem, Inc.

s.kirkwood@Smartkem.com

SMARTKEM, INC.

3 GERMAY DRIVE

UNIT 4 #1029

WILMINGTON, DE 19804

enquiries@Smartkem.com